UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): 9/11/2006

Owens Corning

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 1-3660

DE	34-4323452
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Owens Corning Parkway, Toledo, OH 43659

(Address of Principal Executive Offices, Including Zip Code)

419-248-8000

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 8.01. Other Events.

Plan Supplement Documents

As previously disclosed, on October 5, 2000, Owens Corning and certain of its United States subsidiaries (collectively, the “Debtors”) filed voluntary petitions with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under Chapter 11 of the United States Bankruptcy Code.

Also as previously disclosed, on July 10, 2006, the Debtors, together with the Official Committee of Asbestos Claimants and the Legal Representative for the class of future asbestos claimants (collectively, the “Proponents”), filed with the Bankruptcy Court (i) a Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession (as Modified) (the “Revised Sixth Amended Plan”) and (ii) a Disclosure Statement with Respect to Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession (as Modified).

On September 11, 2006, the Proponents filed with the Bankruptcy Court certain Modifications, dated September 11, 2006, to the Sixth Amended Joint Plan Of Reorganization For Owens Corning and Its Affiliated Debtors and Debtors-in-Possession (as Modified) (the “Plan Modifications”) along with revised versions of Schedule VI to the Revised Sixth Amended Plan, “Schedule of Purchasers and Transferees Treated as Protected Parties” (“Schedule VI”), Schedule VII to the Revised Sixth Amended Plan, “Schedule of Insurance Companies Who Are Protected Parties” (“Schedule VII”), Schedule X to the Revised Sixth Amended Plan, “Schedule of Protected Parties” (“Schedule X”), Schedule XIX to the Revised Sixth Amended Plan, “Reorganized Debtors’ Boards of Directors and Executive Officers” (“Schedule XIX”), and Exhibit B to the Revised Sixth Amended Plan, “Form of Amended and Restated Bylaws of Reorganized OCD” (“Exhibit B”). A conformed copy of the Revised Sixth Amended Plan, incorporating the Plan Modifications, is being filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of Schedule VI is being filed as Exhibit 2.2 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of Schedule VII is being filed as Exhibit 2.3 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of Schedule X is being filed as Exhibit 2.4 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of Schedule XIX is being filed as Exhibit 2.5 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of Exhibit B is being filed as Exhibit 2.6 to this Current Report on Form 8-K and is incorporated by reference herein.

Voting Results

On September 11, 2006, the Proponents also filed with the Bankruptcy Court certifications of (i) Financial Balloting Group LLC (“FBG”) and (ii) Omni Management Group, LLC f/k/a Robert L. Berger and Associates, Inc. (“Omni”) with respect to the tabulation of votes on the Revised Sixth

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Amended Plan. A copy of the Tabulation of Ballots prepared by FBG is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Summary of Tabulation Reports prepared by Omni is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Conformed copy of the Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession (as Modified), dated as of July 10, 2006, incorporating those certain modifications filed with the Bankruptcy Court on September 11, 2006

2.2	Revised Schedule VI to the Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession (as Modified), filed with the Bankruptcy Court on September 11, 2006

2.3	Revised Schedule VII to the Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession (as Modified), filed with the Bankruptcy Court on September 11, 2006

2.4	Revised Schedule X to the Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession (as Modified), filed with the Bankruptcy Court on September 11, 2006

2.5	Revised Schedule XIX to the Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession (as Modified), filed with the Bankruptcy Court on September 11, 2006

2.6	Revised Exhibit B to the Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession (as Modified), filed with the Bankruptcy Court on September 11, 2006

99.1	Tabulation of Ballots prepared by Financial Balloting Group LLC, filed with the Bankruptcy Court on August 17, 2006

99.2	Summary of Tabulation Reports prepared by Omni Management Group, LLC f/k/a Robert L. Berger and Associates, Inc., filed with the Bankruptcy Court on September 11, 2006

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Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Owens Corning

Date: September 15, 2006	By:	/s/ Stephen K. Krull
Stephen K. Krull
Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description
2.1	Conformed copy of the Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession (as Modified), dated as of July 10, 2006, incorporating those certain modifications filed with the Bankruptcy Court on September 11, 2006

2.2	Revised Schedule VI to the Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession (as Modified), filed with the Bankruptcy Court on September 11, 2006

2.3	Revised Schedule VII to the Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession (as Modified), filed with the Bankruptcy Court on September 11, 2006

2.4	Revised Schedule X to the Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession (as Modified), filed with the Bankruptcy Court on September 11, 2006

2.5	Revised Schedule XIX to the Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession (as Modified), filed with the Bankruptcy Court on September 11, 2006

2.6	Revised Exhibit B to the Sixth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession (as Modified), filed with the Bankruptcy Court on September 11, 2006

99.1	Tabulation of Ballots prepared by Financial Balloting Group LLC, filed with the Bankruptcy Court on August 17, 2006

99.2	Summary of Tabulation Reports prepared by Omni Management Group, LLC f/k/a Robert L. Berger and Associates, Inc., filed with the Bankruptcy Court on September 11, 2006

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